SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934



Filed by the Registrant                     |X|

Filed by a party other than the Registrant  |_|

Check the appropriate box:

|_|      Preliminary Proxy Statement
|X|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                PACIFIC CMA, INC.
 ------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

|X| No fee required
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:__________________.

         (2) Aggregate number of securities to which transaction applies:__________________.

         (3) Per Unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):________________________________________.

         (4)    Proposed maximum aggregate value of
                transaction:_________________________.

         (5)    Total fee
                paid:_______________________________________________________.

|_|      Fee paid previously with preliminary materials:_______________________.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount previously paid:___________________________________________.

         (2) Form, Schedule or Registration Statement No.:_____________________.

         (3) Filing Party:_____________________________________________________.

         (4) Date Filed:_______________________________________________________.

                                PACIFIC CMA, INC.
                         C/O AIRGATE INTERNATIONAL CORP.
                            153-04 ROCKAWAY BOULEVARD
                             JAMAICA, NEW YORK 11434


                                                                 April 24, 2006


Dear Stockholder:

         On behalf of the Board of Directors, I am pleased to invite you to attend the Annual Meeting of Stockholders of Pacific CMA, Inc. (the "Company") which will be held at the offices of the American Stock Exchange, located at 86 Trinity Place, Boardroom, New York, New York 10006, on Tuesday, May 23, 2006 at 12:00 Noon, New York time.

         On the following pages you will find the Notice of the Annual Meeting of Stockholders and the Proxy Statement giving information which describes the matters to be acted upon at the meeting.

         Also enclosed is a copy of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, describing the Company's operations during the fiscal year ended December 31, 2005 (the "Annual Report"). Of course, members of the Company's management will be present at the Annual Meeting to answer any questions you might have.

         Your vote is important. Whether or not you plan to attend the Annual Meeting and regardless of the size of your holdings, we encourage you to sign, date, and mail the enclosed proxy card in the postage prepaid envelope provided. Your right to vote in person at the meeting is not effected by returning the proxy card.

                                         Sincerely,

                                         Alfred Lam
                                         Chairman of the Board

                                PACIFIC CMA, INC.
                         C/O AIRGATE INTERNATIONAL CORP.
                            153-04 ROCKAWAY BOULEVARD
                            NEW YORK, NEW YORK 11434

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                                                             New York, New York
                                                                 April 24, 2006


To all Stockholders of Pacific CMA, Inc.:

         Notice is hereby given pursuant to the provisions of the General Corporation Law of the State of Delaware that an Annual Meeting of the Stockholders of Pacific CMA, Inc., a Delaware corporation (the "Company", "us", "we" or "our"), will be held at the offices of the American Stock Exchange, 86 Trinity Place, Board Room, New York, New York 10006, on May 23, 2006 at 12:00 Noon, New York time.

         The purposes of this meeting are to consider, discuss, vote and act upon the following:

         1. The election of seven persons to the Company's Board of Directors. All of the persons nominated for election to the Company's Board of Directors, Alfred Lam, Scott Turner, Louisa Chan, Kaze Chan, Kwong Sang Liu, Kenneth Chik and Chung Leung Yu are currently members of that Board.

         2. The retention of the firm of BKD, LLP as the Company's auditors for the fiscal year to end December 31, 2006.

         Mr. Alfred Lam and Buller Services Corp. ("BSC"), who collectively own approximately 65% of the outstanding shares of our Common Stock, have advised us that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the Annual Meeting of Stockholders. Mr. Lam may be deemed to be the beneficial owner of the shares of our Common Stock held by BSC.

         The Board of Directors is soliciting proxies for this Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. PLEASE READ IT CAREFULLY.

         The Board has set April 20, 2006 as the record date for the meeting. Stockholders who owned shares of the Company's Common Stock on that date are entitled to attend and vote at the meeting, with each share entitled to one vote. There were 27,184,488 shares of the Company's Common Stock issued and outstanding on April 17, 2006.

         Voting materials, which include the Proxy Statement and proxy form are being mailed to stockholders on or about April 24, 2006.

         PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENVELOPE PROVIDED. RETURNING THE PROXY CARD WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                         ******************************

         Our Board of Directors has unanimously approved the above proposals, believing that they are in the best interest of our stockholders and recommends their adoption.


                                         By Order of the Board of Directors,

                                         Alfred Lam
                                         Chairman


Dated:  April 24, 2006

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with our Annual Meeting of Stockholders called by our Board of Directors to be held at the American Stock Exchange, 86 Trinity Place, Board Room, New York, New York 10006, at 12:00 noon, New York time, on May 23, 2006, and at any and all postponements, continuations or adjournments thereof. This Proxy Statement and the accompanying Notice of Annual Meeting will be first mailed or given to our stockholders on or about April 24, 2006.

         All shares of our Common Stock represented in person or by proxy will be eligible to be voted at the meeting. Alfred Lam and BSC, who collectively own approximately 65% of our outstanding Common Stock, have advised us that they intend to vote in favor of each item set forth above. Consequently, the proposals will be approved at the Annual Meeting of Stockholders.

         Our stockholders of record at the close of business on April 20, 2006 (i.e., the record date) will be entitled to vote at the meeting or any adjournment or adjournments of the meeting. On April 17, 2006, we had 27,184,488 issued and outstanding shares of Common Stock entitled to one vote per share on the proposals to be presented at the Annual Meeting.

         The presence, whether in person, via telephone or other permitted means of attendance, of the holders of a majority of the voting shares entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business at the meeting. An abstention or withholding authority to vote will be counted as present for determining whether the quorum requirement is satisfied. With respect to the vote on any particular proposal, abstentions will be treated as shares present and entitled to vote, and for purposes of determining the outcome of the vote on any such proposal, shall have the same effect as a vote against the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" on a particular proposal will not be treated as shares present and entitled to vote on the proposal. A broker "non-vote" will have the same effect as a vote against the proposals.

         The affirmative vote of the holders of a majority of our outstanding shares of Common Stock shall be required in order to approve each of the proposals set forth above. Although our By-Laws permit proposals to be carried by a plurality of the votes cast, the Rules of the American Stock Exchange, Inc. ("AMEX") require that the affirmative vote of the holders of a majority of our outstanding shares of Common Stock be required for each of the proposals and our Board of Directors has determined to require such majority for approval of each of the proposals.

         Only one Proxy Statement is being delivered to two or more security holders who share an address unless we have received contrary instructions from one or more of the security holders. We will promptly deliver upon written or oral request a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the documents was delivered. If you would like to request additional copies of the Proxy Statement, or if in the future you would like to receive multiple copies of proxy statements or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so direct us either by writing to Alfred Lam, Chairman, Pacific CMA, Inc., c/o Airgate International Corp., 153-04 Rockaway Boulevard, Jamaica, New York 11434 or calling him at (212) 247-0049.

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT AND ANNUAL MEETING

Q:       WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY?

A: You are receiving a Proxy Statement and proxy card from us because you own shares of Common Stock of Pacific CMA, Inc. This Proxy Statement describes issues on which we would like you and that you are entitled, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

         When you sign the proxy form, you appoint Scott Turner and John Mazarella as your representatives at the meeting. Scott Turner and John Mazarella will vote your shares, as you have instructed them in the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting just in case your plans change.

         If you have signed and returned the proxy card and an issue comes up for a vote at the meeting that is not identified on the proxy card, Scott Turner and John Mazarella will vote your shares, under your proxy, in accordance with their best judgment.

Q:       WHAT MATTERS WILL BE VOTED ON AT THE MEETING?

A: The election of seven persons to the Company's Board of Directors. All of the persons nominated for election to the Company's Board of Directors, Alfred Lam, Scott Turner, Louisa Chan, Kaze Chan, Kwong Sang Liu, Kenneth Chik and Chung Leung Yu, are currently members of that Board.

         The retention of the firm of BKD, LLP as the Company's auditors for the fiscal year to end December 31, 2006.

Q:       HOW DO I VOTE?

A: You may vote either by mail or in person at the Annual Meeting. To vote by mail, complete and sign the enclosed proxy card and mail it in the enclosed, prepaid addressed envelope. If you mark your proxy card to indicate how you want your shares voted on each proposal, your shares will be voted as you instruct.

         If you sign and return your proxy card but do not mark the form to provide voting instructions, the shares represented by your proxy card will be voted "FOR" each of the proposals.

         If you want to vote in person, please come to the meeting. We will be passing out written ballots to anyone who wants to vote at the meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy card from your broker in order to vote in person at the meeting.

Q:       WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

A: It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy cards to ensure that all your shares are voted.

Q:       IF I HOLD SHARES IN THE NAME OF A BROKER, WHO VOTES MY SHARES?

A: We provide each brokerage firm listed in our records as an owner of our shares with a sufficient number of copies of this Proxy Statement so that the brokerage firm can forward copies to the actual owners of the shares. If you received this Proxy Statement from your broker, your broker should have provided you with instructions for giving your broker directions as to how to vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

         Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors, a proposal to adjourn a meeting in the discretion of the Company's management and ratification of the appointment of auditors.

We encourage you to provide directions to your broker as to how you want he or she to vote your shares on each of the matters to be brought before the Annual Meeting. You should do this by very carefully following the instructions your broker gives you concerning your broker's procedures. This ensures that your shares will be voted at the meeting.

Q:       WHAT IF I CHANGE MY MIND AFTER I RETURN MY PROXY?

A: If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

         -- signing another proxy with a later date and returning that proxy to the Company,

         -- sending notice to the Company that you are revoking your proxy, or

         -- voting in person at the Annual Meeting.

Q:       HOW ARE VOTES COUNTED?

A:       Voting results will be tabulated and certified by our transfer agent.

Q:       WHERE DO I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting. We will file a Report on Form 8-K to announce the results. We will file that report with the Securities and Exchange Commission (the "Commission"), and you can get a copy by contacting the Commission, through the Commission's EDGAR system on its home page at www.sec.gov or through the Company's websites: www.pacificcma.com, www.agihk.com and www.airgatecorp.com. Please note that information on our websites do not constitute part of this Proxy Statement.

Q:       WHO BEARS THE COST OF SOLICITING PROXIES?

A: The Company will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors, or employees of the Company or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. The Company also reimburses brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Board of Directors presently has seven members. A director holds office until the next Annual Meeting of Stockholders of the Company and his or her successor is elected and duly qualified.

         The Board of Directors has nominated the following individuals for election as Directors of the Company with terms expiring at the 2007 Annual Meeting of the Company's Stockholders: Alfred Lam, Scott Turner, Louisa Chan, Kaze Chan, Kwong Sang Liu, Kenneth Chik and Chung Leung Yu.

         Valid proxies received pursuant to this solicitation will be voted in the manner specified. Where no specification is made, it is intended that shares represented by the accompanying proxy will be voted FOR the election of the nominees for Directors, each of whom has consented to being named herein and has indicated his intention to serve if elected. If any nominee for any reason should become unavailable for election or if a vacancy should occur before the election, it is intended that the shares represented by the proxies will be voted for such other person as the Company's Board of Directors shall designate to replace such nominee. The Board of Directors has no reason to believe that any of the nominees will not be available or will prove unable to serve if so elected.

         The names of the seven nominees for election to the Board of Directors, along with their ages, positions and offices with the Company, term of office as a director, principal occupations or employment for the past five years or more, and additional biographical data is set forth below and is based upon information supplied to the Company by the individuals named.

         ALFRED LAM, age 53, serves as our Chairman of the Board of Directors, Chief Executive Officer and Treasurer. He has been a Director since December 2000. He has served in similar capacities with our predecessors for more than the past five years. He has over 23 years of experience in the freight forwarding industry during which period he established relationships with airlines, shipping lines, customers and overseas agents.

         SCOTT TURNER, age 51, has been our President and a Director since August 2000. He is a co-founder of our subsidiary, Airgate International Corporation, and has served as its President for more than nine years.

         LOUISA CHAN, age 45, has been a director of the Company since December 2000. She has a Diploma of Accounting. She is the spouse of Alfred Lam.

         KAZE CHAN, age 39, has served as our Executive Vice President since December 31, 2000 and as a Director since September 2002. He is also the Executive Vice President and the General Manager and co-founder of our subsidiary, AGI Logistics (HK) Ltd. He is responsible for all freight activities in Hong Kong, China, Europe, and North America. From 1993 to 1996, he worked as an Account Manager for Northwest Airlines Inc. Mr. Chan holds a Master of Arts in Urban Studies from Michigan State University.

         KWONG SANG LIU, age 44, was appointed to the Board of Directors in October 2003 and is a member of the Audit Committee. Mr. Liu is a Certified Public Accountant in Hong Kong and Mr. Liu acts as the independent non-executive director of several public companies listed on the Hong Kong Stock Exchange.

         MR. KENNETH CHIK, age 43, was appointed to the Board of Directors on January 1, 2005 and is a member of the Audit Committee. Mr. Chik is a Barrister at Law in Hong Kong and, since September 1988, has been in private practice in Hong Kong. Mr. Chik has a broad-based litigation practice including real property, trust contract, company and general commercial disputes.

         MR. CHUNG LEUNG YU, age 35, was elected to the Board of Directors at the Company's 2005 Annual Meeting of Stockholders and is a member of the Audit Committee. Mr. Yu is a Certified Public Accountant in Hong Kong, being a member of Lee & Yu, Certified Public Accountants in Hong Kong , since January 2003. Prior thereto, from July 1993 until joining his current firm, Mr. Yu was an audit manager for the Hong Kong accounting firm of Baker & Tilly.

         There is no family relationship between any of the Company's directors, nominees to serve as directors, or executive officers, except that as stated above Alfred Lam, Chairman of our Board of Directors, Chief Executive Officer and Treasurer of the Company is the husband of Louisa Chan, also a Director of the Company. There are no arrangements between any director or director nominee of the Company and any other person pursuant to which he was, or will be, selected as a director.

BOARD OF DIRECTOR AND COMMITTEE MEETINGS

         During the fiscal year ended December 31, 2005 (the "2005 fiscal year"), the Board of Directors held a total of 4 meetings and took action by unanimous written consent 3 times. In addition, certain directors attended meetings of the Company's sole, standing committee, the Audit Committee. All incumbent directors attended at least 75% of the total number of meetings of the Board of Directors and the respective committees on which they serve.

         The Board of  Directors  maintains  one  standing  committee,  an Audit
Committee. Members of the Audit Committee are to be elected annually at the Board of Directors' meeting following the Annual Meeting of Stockholders. The Board of Directors does not have a nominating committee nor does any other committee perform similar functions, and all such activities typically associated with such a nominating committee are carried out by the full Board of Directors.

         The Audit Committee held four (4) meetings during the 2005 fiscal year; all then incumbent audit committee members were in attendance at the meetings. The Audit Committee is responsible for overseeing the Company's reporting process and the independent audit of the consolidated financial statements and its duties include: (i) recommending to the Board of Directors the engagement or discharge of our independent public accountants, (ii) meeting with our independent public accountants to review the plans and results of the audit engagement and to review all reports of the independent auditors, and to respond to such reports, (iii) approving the services to be performed by our independent public accountants and giving consideration to the range of the audit and non-audit fees, and (iv) reviewing the scope and results of our internal and external audit procedures.

FINANCIAL EXPERT

         The Board of Directors has designated Kwong Sang Liu as a "financial expert" as such term is defined in 401(h) of Regulation S-K promulgated under the Securities Act of 1933, as amended.

INDEPENDENT DIRECTORS

         Our Board of Directors believes that Kwong Sang Liu, Kenneth Chik and Chung Leung Yu are "independent directors" as defined by the rules of the AMEX and the SEC.

AUDIT COMMITTEE

         The Audit Committee oversees our financial reporting process and the independent audit of the annual consolidated financial statements. The Audit Committee is governed by a formal written Audit Committee Charter that was last revised in August 2005 and is included as an Appendix to this proxy statement. The Board of Directors, in its business judgment, has determined that the membership of the Audit Committee satisfies the independence requirements of the AMEX and the Company's Audit Committee Charter. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter at least annually. The Audit Committee consists of three independent members identified above. Kwong Sang Liu and Chung Leung Yu are professionally engaged in the practice of accounting and auditing.

AUDIT COMMITTEE REPORT

         The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, the reporting process and internal controls. Our independent auditor is responsible for auditing our financial statements and expressing an opinion on the conformity of our audited financial statements to generally accepted accounting principles.

         In this context, the Audit Committee has reviewed and discussed with management and the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Committee has received from the independent auditor the written disclosures required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees) and discussed with the auditor its independence from us and our management. The Committee has also considered whether the independent auditor's provision of non-audit services to us is compatible with the auditor's independence and has concluded that the independent auditor is independent from us and our management.

         In its role of overseeing these matters, the Audit Committee relies on the information and representations made by management and the independent auditors. Accordingly, the Committee's involvement does not provide an independent basis to certify that the audit of the financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the independent auditor is in fact "independent."

         In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Commission.

         The Audit Committee:

                  Kwong Sang Liu
                  Kenneth Chik
                  Chung Leung Yu

                                  ANNUAL REPORT

         Our 2005 annual report to stockholders is being mailed to all stockholders. Any stockholder who has not received a copy may obtain one by writing to us c/o Airgate International Corp., 153-04 Rockaway Boulevard, Jamaica, New York 11434. In addition, a copy of our Annual Report on Form 10-K for the year ended December 31, 2005 (excluding the exhibits thereto) accompanies this Proxy Statement.

DIRECTOR NOMINATING PROCESS

         Currently,   our  Board  of  Directors  is  responsible   for  director
nominations; however, it does not have a separate charter governing director nominations. See "AMEX Corporate Governance Requirements" set forth below.

         In nominating directors, our Board considers a variety of factors, including whether an individual has experience as a senior executive of a company in the logistics and freight forwarding industries or at a publicly-traded corporation, experience in the management or leadership of a substantial private business enterprise or such other professional experience as our Board of Directors shall determine shall qualify an individual for service on our Board. Our Board of Directors also strives to achieve an effective balance and range of experience and expertise, including operational experience and financial expertise. In considering candidates for the Board, our Board of Directors will evaluate the entirety of each candidate's credentials. There are no specific minimum qualifications that must be met by a Board-recommended nominee.

         Our Board of Directors will consider director nominees from any reasonable source, including stockholder recommendations tendered in accordance with our By-laws. Our Board also has the authority to hire and pay a fee to consultants or search firms to assist in the process of identifying and evaluating candidates. No such consultants or search firms have been used by the Board to date and, accordingly, no fees have been paid to consultants or search firms.

         Stockholders who wish to nominate an individual for election as a director at an annual meeting of our stockholders must comply with the provisions in our By-laws regarding stockholder nominations. Generally, stockholder nominations must be made in writing and delivered or mailed to the Secretary of Pacific CMA, Inc. not less than 120 days no more than 150 days prior to the date on which the proxy statement for the preceding year's annual meeting of stockholders was mailed. Each stockholder nomination must contain the following information to the extent known by the nominating stockholder: (a) the name and address of each proposed nominee, all information relating to such person as would be required to be disclosed in solicitation of proxies for the election of the nominee pursuant to Regulation 14A, promulgated by the Commission pursuant to the Securities Exchange Act of 1934, as amended; (b) the nominee's written consent to serve as a director if elected; (c) the name and address of the nominating stockholder; (d) the number of shares of common stock that are owned and of record by such stockholder; and (e) whether such stockholder intends to deliver a proxy statement and form of proxy to holders of a sufficient number of holders of shares of Common Stock to elect such nominee or nominees. Nominations not made in accordance with these requirements will be disregarded.

         CODE OF ETHICS - Our Board of Directors has adopted a Code of Ethics for Senior Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer and other senior financial officers. A copy of the Code of Ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-KSB for the year ended December 31, 2003.

         AMEX CORPORATE GOVERNANCE REQUIREMENTS. We are a "controlled company" as that term is defined in the AMEX's Company Guide. A "controlled company" is a company in which over 50% of its voting power is held by an individual, group or another company. Alfred Lam and Buller Services Corp. own in excess of 65% of our issued and outstanding Common Stock and hold the equivalent percentage in voting power of our securities. Buller Services Corp. is owned and controlled by Mr. Lam. As the result of being a "controlled company," the Company claims exemption from certain listing standards of the AMEX. Specifically, as a result of being a "controlled company," the Company is not required to have (1) nominations for its Board of Directors either be selected or recommended for Board selection, either by a nominating committee comprised solely of our independent directors or by a majority of our independent directors, (2) the compensation of our chief executive officer be determined by or recommended to the Board by either a Compensation Committee, comprised of independent directors or by a majority of independent directors on our Board of Directors, and (3) have a majority of our Board be independent as defined in AMEX's rules.

COMPENSATION OF DIRECTORS

         Non-employee Directors of the Company are not compensated for their service on the Board of Directors and its committees. All Directors are reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties. Directors are eligible to receive stock options under our 2000 Stock Option Plan. No stock options were granted to our current Directors during the year ended December 31, 2005. However, Mr. Tan Kay Hock, a former Director, did receive a stock grant of 8,000 shares of our common stock in January of 2005.

         The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on this item at the Annual Meeting is necessary to elect those persons nominated to be Directors of the Company. The enclosed proxy provides a means for stockholders to vote for the election of our Directors. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the election of those persons nominated to be Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL DIRECTOR NOMINEES.

                                   PROPOSAL 2

                              APPROVAL OF AUDITORS

         The Audit Committee of our Board of Directors has selected BKD, LLP, a certified public accounting firm, as independent auditors of the Company's financial statements for its fiscal year to end December 31, 2006. A representative of BKD, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so. The representative is expected to be available to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote on this item at the Annual Meeting is necessary to approve the appointment of BKD, LLP as our Auditors for the fiscal year to end of December 31, 2006. The enclosed proxy provides a means for stockholders to vote for the approval of that appointment. If a stockholder executes and returns a proxy, but does not specify how the shares represented by such stockholder's proxy are to be voted, such shares will be voted FOR the approval of BKD, LLP as our auditors.

         OUR BOARD OF DIRECTORS RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE PROPOSAL TO APPROVE BKD, LLP AS THE COMPANY'S AUDITORS FOR ITS FISCAL YEAR ENDING DECEMBER 31, 2006.

PERFORMANCE GRAPH

         The following chart shows the changes in the value of $100, over the period of time when the Company's securities began trading, until December 31, 2005, invested in: (1) Pacific CMA, Inc.; (2) the AMEX Market Index and (3) NASDAQ Transportation Index. The year-end value of each investment is based on share price appreciation and assumes that $100 was invested on December 31, 2002 and that all dividends were reinvested. Calculations exclude trading commissions and taxes. The comparison of past performance in the graph is required by the Commission and is not intended to forecast or be indicative of possible future performance of our common stock.


                                  [LINE GRAPH]

                                                    December 31,
                                                    ------------
                                       2002     2003          2004        2005
                                     -------   -------      -------      -------
Pacific CMA, Inc.                    $   100   $386.27      $168.63      $129.41
AMEX Market Index                    $   100   $131.74      $152.77      $243.51
NASDAQ Transportation                $   100   $135.20      $171.81      $187.89
                                     -------   -------      -------      -------

                  STOCKHOLDER COMMUNICATIONS WITH OUR DIRECTORS

         Stockholders and other interested parties wishing to contact any member (or all members) of the Board of Directors, any committee of the Board, or any chair of any such committee may do so by mail, addressed, either by name or title, to the Board of Directors or to any such individual directors or group or committee of directors. All such correspondence should be sent to our principal office. Stockholder communications to directors will first be opened by our Secretary's office for the purpose of determining whether the contents represent a message to our directors before being forwarded to the addressee. In addition, our Secretary's office will make, if necessary, sufficient copies of the contents to be forwarded to each director who is a member of the group or committee to which the communication is addressed. However, certain kinds of information, such as materials in the nature of advertising, promotions of a product or service, and patently offensive material, will not be forwarded to our directors.

                         MISCELLANEOUS AND OTHER MATTERS

         PROPOSALS OF STOCKHOLDERS - Proposals of stockholders intended to be considered for inclusion in our proxy statement for the 2007 Annual Meeting of Stockholders must be received by our Secretary's office not earlier than November 24, 2006 and no later than December 26, 2006.

         ANNUAL STOCKHOLDERS MEETING - ATTENDANCE OF DIRECTORS AND OFFICERS - The Company has no policy regarding the attendance of our executive officers and directors at the Annual Meeting of Stockholders as they are situated in varied and different locations. Of the current executive officers and directors of the Company, Messrs. Lam, Turner and Dauernheim attended our 2005 Annual Meeting of Stockholders.

         OTHER BUSINESS - Our Board of Directors is not aware of any other matters to be presented at the Annual Meeting other than those mentioned in the Notice of Annual Meeting of Stockholders enclosed herewith. If any other matters are properly brought before the Annual Meeting, however, it is intended that the persons named in the proxy will vote as our Board of Directors directs.

         ADDITIONAL INFORMATION - We will furnish, without charge, copies of exhibits to our Annual Report on Form 10-K for the year ended December 31, 2005, as filed with the Commission, upon the written request of any person who is a stockholder as of the Record Date, upon payment of a reasonable fee which shall not exceed our reasonable expenses in connection therewith. Requests for such materials should be directed to Pacific CMA, Inc., c/o Airgate International Corp., 153-04 Rockaway Boulevard, Jamaica, New York 11434, Attention: Secretary. Such information may also be obtained free of charge by accessing the Commission's web site at www.sec.gov.

                                         By Order of the Board of Directors,


                                         Alfred Lam
                                         Chairman

New York, New York
April 24, 2006


           ALL STOCKHOLDERS ARE REQUESTED TO COMPLETE, DATE, SIGN AND
                    RETURN THE ENCLOSED PROXY CARD PROMPTLY.

                                      APP-9
                                    APPENDIX

                             AUDIT COMMITTEE CHARTER
                                       OF
                                PACIFIC CMA, INC.

PURPOSE

         The purpose of the Audit Committee (the "Committee") shall be as follows:

         1. To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

         2. To provide assistance to the Board of Directors with respect to its oversight of the following:

         (a)      The integrity of the Company's financial statements.

         (b)      The   Company's   compliance   with   legal   and   regulatory
                  requirements.

         (c)      The independent auditor's qualifications and independence.

         (d) The performance of the Company's internal audit function, if any, and independent auditor.

         3. To prepare the report that SEC rules require be included in the Company's annual proxy statement.

COMPOSITION

         The Committee shall consist of three or more members of the Board of Directors, each of whom is determined by the Board of Directors to be
"independent" under the rules of the American Stock Exchange and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 adopted pursuant to the Sarbanes-Oxley Act.

         One director who is not independent as defined in the rules and regulations of the American Stock Exchange and who satisfies the requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 may serve as a member of the Committee, in the following circumstances:

         o the director, other than in his or her capacity as a member of the Committee, the Board of Directors, or another Board committee, does not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any of its subsidiaries other than the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company so long as such compensation is not contingent in any way on continued service;


                                     APP-1

         o the director is not an affiliated person of the Company or any of its subsidiaries.

         o the director is not a current officer or employee of the Company or an immediate family member of a current officer or employee;

         o the Board determines, under exceptional and limited circumstances, that membership by the individual on the Committee is required by the best interests of the Company and its shareholders;

         o the Board of Directors discloses, in the Company's next annual meeting proxy statement (or its next annual report on Form 10-K or its equivalent if the Company does not file an annual proxy statement) subsequent to such determination, the nature of the relationship and the reason for that determination;

         o        no such person may serve as the Chairman of the Committee; and

         o no such person may serve on the Committee for more than two years.

         No member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director's fees for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company's voting securities.

QUALIFICATIONS

         All members of the Committee shall be able to read and understand fundamental financial statements (including a company's balance sheet, income statement, and cash flow statement) and at least one member must either have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities or be an "audit committee financial expert" as defined by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization

APPOINTMENT AND REMOVAL

         The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member's successor is duly elected and qualified or until such member's earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.




                                     APP-2

CHAIRMAN

         Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

DELEGATION TO SUBCOMMITTEES

         In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

MEETINGS

         The Committee shall meet as frequently as circumstances dictate, but at least on a quarterly basis. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

         All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

         As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management periodically to review the Company's financial statements in a manner consistent with that outlined in this Charter.

DUTIES AND RESPONSIBILITIES

         The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company's by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.


                                     APP-3

         In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

         The Committee shall be given full access to the Company's internal audit group, if any, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

         Notwithstanding the foregoing, the Committee is not responsible for certifying the Company's financial statements or guaranteeing the independent auditor's report. The fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company's exposure to risk.

         Documents/Reports Review

         1. Discuss with management and the independent auditor, prior to public dissemination, the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No.61.

         2. Discuss with management and the independent auditor, prior to the Company's filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company's ability to record, process, summarize, and report financial data; (b) the existence of any material weakness in the Company's internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

         3. Discuss with management and the independent auditor the Company's earnings press releases (paying particular attention to the use of any "pro forma" or "adjusted" non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

         4. Discuss with management and the independent auditor the Company's major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.


                                     APP-4

         Independent Auditors

         5. Appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, it is sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the accounting firm.

         6. Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including the resolution of any disagreements between management and the independent auditor regarding financial reporting.

         7. Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

         8. To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

         9. Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

         10. Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

         11. Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting its review and evaluation, the Committee should do the following.

                  (a) At least annually obtain and review a report by the Company's independent auditor describing (i) the auditing firm's internal quality-control procedures;
                           (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and
                           (iii) all relationships between the independent auditor and the Company.


                                     APP-5

                  (b) Ensure the receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No.1.

                  (c) Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.

                  (d) Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.

                  (e) Ensure the rotation of the lead audit (or coordinating) partner at least every five years, and consider whether there should be a regular rotation of the audit firm itself.

                  (f) Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulation S-X.

                  (g) Take into account the opinions of management and the Company's internal auditor (or other personnel responsible for the internal audit function), if any.


                                     APP-6

         Financial Reporting Process

         12. In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company's financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under "Management's Discussion and Analysis of Financial Condition and Results of Operations";
                  (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) all alternative treatments of financial statements within generally accepted accounting
                  principles   that  have  been  discussed  with  the  Company's
                  management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles; (e) major issues as to the adequacy of the Company's internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company's disclosure relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent auditor, relating to the Company's financial statements; and (i) any other material written communications between the independent auditor and the Company's management.

         13. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

         14. Review with the independent auditor any audit problems or difficulties encountered and management's response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of audit work, including any restrictions on the scope of the independent auditor's activities or on access to requested information, and any significant disagreements with management and (b) management's responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were "passed" (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement, and
                  (iii) any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditor to the Company.


                                     APP-7

         15. Obtain from the independent auditor assurance that the audit of the Company's financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

         16. Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to issue.

         17.      Review and discuss with management and independent auditor the
                  responsibilities,   budget,  and  staffing  of  the  Company's
                  internal audit function, if any.

         Legal Compliance/General

         18. Review periodically, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

         19. Discuss with management and the independent auditor the Company's guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

         20. Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies should provide that any accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

         21. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         22.      Unless  assigned  to  a  comparable   committee  or  group  of
                  independent directors, review, and approve all related party transactions as specified in Item 404 of Regulation S-K.

         23. Review and reassess the adequacy of this Charter on an annual basis.

         Reports

         24. Prepare all reports required to be included in the Company's proxy statement pursuant to and in accordance with applicable rules and regulations of the SEC.


                                     APP-8

         25. Report regularly to the full Board of Directors. In this regard, the Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, and the performance of the internal audit function, if any.

         26. The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

         27. Maintain minutes or other records of meetings and activities of the Committee.

LIMITATION OF AUDIT COMMITTEE'S ROLE

         With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including the internal audit staff, if any, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's internal policies and procedures.



                                     APP-9

                                  FORM OF PROXY
                              --------------------

                                      FRONT
                             -----------------------

                                PACIFIC CMA, INC.
                         C/O AIRGATE INTERNATIONAL CORP.
                            153-04 ROCKAWAY BOULEVARD
                             JAMAICA, NEW YORK 11434


                    THIS PROXY IS SOLICITED ON BEHALF OF THE
            BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON MAY 23, 2006

         The undersigned stockholder of Pacific CMA, Inc., a Delaware corporation (the "Company"), hereby appoints Scott Turner and John Mazarella, and each of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of the Company's common stock which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held on May 23, 2006, and any adjournment thereof, with all powers which the undersigned would possess if personally present.

         The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated April 24, 2006.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                                      BACK

         This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted "FOR" the election of Directors and "FOR" the Approval of Proposals 1 and 2.

         Please mark your votes as in this example   |X|

1. ELECTION OF DIRECTORS

                                                            Withhold Authority
Nominees                   For              Against           To Vote For

Alfred Lam                 | |              | |                    | |
Scott Turner               | |              | |                    | |
Louisa Chan                | |              | |                    | |
Kaze Chan                  | |              | |                    | |
Kwong Sang Lui             | |              | |                    | |
Kenneth Chik               | |              | |                    | |
Chung Leung Yu             | |              | |                    | |

2. PROPOSAL TO APPROVE THE APPOINTMENT OF BKD, LLP AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.


FOR      | |                AGAINST     | |                   ABSTAIN  | |


CHECK HERE FOR ADDRESS CHANGE  | | NEW ADDRESS:
                                                 ------------------------------



                  Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a limited liability company, please sign in the limited liability company name by an authorized person.

DATED:   _________ __, 2006
                                         -------------------------------------
                                         Signature


PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED
ENVELOPE
                                         -------------------------------------
                                         Signature if held jointly